UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of Earliest Event Reported: June 9, 2004
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

            Incorporated in the              Employer Identification

             State of Delaware                    No. 76-0146568


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Item 7c. Exhibits

99 Anadarko Press Release, dated June 9, 2004 - Anadarko Announces Refocused Strategy.

Item 9. Regulation FD Disclosure

On June 9, 2004, Anadarko announced its refocused strategy. This information is contained in the press release included in this report as Exhibit 99.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                 ANADARKO PETROLEUM CORPORATION
                                         (Registrant)

June 9, 2004                     By: /s/ Diane L. Dickey
                                     -------------------
                                 Diane L. Dickey - Vice President and Controller